OSP
AMENDMENT NO. 2 TO
AMENDED AND RESTATED GENERAL PARTNERSHIP I AGREEMENT
DATED AS OF DECEMBER 2, 1988

This AMENDMENT NO . 2 TO AMENDED AND RESTATED GENERAL
PARTNERSHIP AGREEMENT dated as of December 2, 1988 (this
"Amendment"), dated as of the 31 day of December, 1990, by and among the undersigned parties

W I T N E S S E T H:

    WHEREAS, Ocean State Power ("OSP"), a general partnership, was originally organized under the laws of The Commonwealth of Massachusetts pursuant to a General Partnership Agreement, dated as of December 30, 1985 (the "Original Agreement"), and was continued and reorganized under the laws of the State of Rhode Island pursuant to an Amended and Restated General Partnership Agreement, dated as of December 2, 1988;

     WHEREAS, Ocean State Power Company and JMAI Power
Corporation, the original partners in OSP, amended and restated in full the Original Agreement in order to set out the rights.
obligations and duties of the general partners of OSP;

     WHEREAS, Ocean State Power Company and JMAI Power
Corporation admitted, among others, EUA Ocean State Corporation
("EUA-OSC") and Newport Electric Power Corporation (formerly
NECO Power, Inc.) ("Newport Power") as partners of OSP pursuant to the above-mentioned OSP Amended and Restated General
Partnership Agreement dated as of December 2, 1988;

     WHEREAS, Newport Power is a wholly-owned subsidiary of Newport Electric Corporation, a Rhode Island corporation
("Newport"), and EUA-OSC is a wholly-owned subsidiary of Eastern Utilities Associates, a Massachusetts voluntary association ("EUA");

     WHEREAS, EUA has acquired all of the outstanding common stock of Newport;

     WHEREAS, EUA, to manage the partnership interests of its subsidiaries more efficiently, proposes to merge Newport Power into EUA-OSC pursuant to a certain Plan of Merger dated as of even date herewith; and

     WHEREAS, Section 10.2.1 of the Partnership Agreement (defined hereinafter) permits the transfer by a partner of all or any part of its right, title and interest in OSP to another corporation upon the terms and conditions set forth therein;

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants, agreements and promises hereinafter set forth and for other good and valuable consideration the receipt and sufficiency of which hereby is acknowledged, and of the mutual covenants herein contained, the parties hereto, intending to be legally bound mutually covenant and agree as follows:

     1. Definitions. "Partnership Agreement" shall mean the Ocean State Power Amended and Restated General Partnership Agreement dated as of December 2, 1988, as amended, prior to giving effect to the amendments made herein, unless otherwise provided. Unless otherwise defined herein, all other capitalized terms used herein shall have the meaning set forth in the Partnership Agreement.

     2. Amendments to the Partnership Agreement.

     (a) Section 1 of the Partnership Agreement hereby is amended to read in its entirety as follows:

     1. Parties.

         The parties to this Agreement shall be the following:

         1.1 EUA Ocean State Corporation. a corporation organized under the laws of the State of Rhode Island, with its principal offices and addresses at c/o
     Blackstone Valley Electric Co., Washington Highway,
     Lincoln, Rhode Island 02865.

         1.2 JMAI Power Corporation, a corporation organized under the laws of the State of Delaware, with its principal offices at One Bowdoin Square, Boston, Massachusetts 02114.

         1.3 Narragansett Energy Resources Company, a corporation organized under the laws of the State of Rhode Island, with its principal offices and address at 280 Melrose Street, Providence, Rhode Island 02901.

         1.4 Ocean State Power Company, a corporation organized under the laws of Delaware, with its principal offices and address at One Bowdoin Square, Boston, Massachusetts 02114.

         1.5 TCPL Power Ltd., a corporation organized under the laws of the State of Rhode Island, with its principal offices and address at 123 Dyer Street, "Providence, Rhode Island 02903."

     (b) Schedule A to the Partnership Agreement hereby is amended to read in its entirety as set forth on Appendix A attached hereto.

     (c) Schedule B to the Partnership Agreement hereby is amended to read in its entirety as set forth in Appendix B attached hereto.

     3. Amendment Effective Date. This Amendment No. 2 shall be effective upon the issuance of a Certificate of Merger by the Secretary of State of Rhode Island with respect to the merger of EUA-OSC and Newport Power.

     4. Further Assurances. Each of the Partners agree to execute and deliver all such other and additional instruments and documents and to do such other acts and things as may be reasonably necessary to more fully effectuate this Amendment and carry on the Partnership business in accordance with the Partnership Agreement as amended by this Amendment.

     5. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     6. Headings. The headings contained in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Amendment or the Partnership
Agreement.

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

ATTEST: JMAI POWER CORPORATION

By

Title: Vice President

TCPL POWER LTD.

By
Title: Senior Vice President

By
Title: Vice President

EUA OCEAN STATE CORPORATION

By
Title:

NARRAGANSETT ENERGY RESOURCES COMPANY

By
Title: Vice President

Newport Electric Power Corporation
(formerly NECO Power, Inc.) [as withdrawing partner]

By
Title: Vice President

OCEAN STATE POWER COMPANY

By
Title: President

Appendix A

OCEAN STATE POWER

AMENDED AND RESTATED GENERAL PARTNERSHIP AGREEMENT

SCHEDULE A

The Equity Interests of the respective Partners in Ocean State Power be as follows:
                                         Equity Interest
Partner                                    of Partners

TCPL Power Ltd.                               40.00%

EUA Ocean State Corporation                   29.90%

Narragansett Energy Resources Company         20.00%

JMAI Power Corporation                         5.05%

Ocean State Power Company                      5.05%

    Total                                    100.00%


Appendix B

OCEAN STATE POWER

AMENDED AND RESTATED GENERAL PARTNERSHIP AGREEMENT

SCHEDULE B

The Voting Interests of the respective Partners in Ocean
State Power from and after the Holding Company Act
Applicability Date (as defined in Section 8.11.1) shall be as follows:
                                        Voting Interest
Partner                                   of Partners

TCPL Power Ltd.                              9.90%

EUA Ocean State Corporation                 49.51%

Narragansett Energy Resources Company       35.69%

JMAI Power Corporation                       2.45%

Ocean State Power Company                    2.45%

TOTAL                                      100.00%